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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               September 14, 2000


                          Storage Computer Corporation
             -----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


              DELAWARE                   1-13616                 02-045093
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                     Identification No.)


   11 Riverside Street, Nashua, NH                               03062-1373
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (603) 880-3005


                                    No Change
                           --------------------------
      (Registrant's Name or Former Address, if Changed Since Last Report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


     On September 14, 2000, Storage Computer Corporation (the "Registrant") acquired CyberStorage Systems Corporation, a Delaware corporation ("CyberStorage"), by way of the merger (the "Merger") of Cyber Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant ("Cyber Acquisition Corp."), with and into CyberStorage. The Merger was consummated pursuant to an Agreement and Plan of Reorganization dated as of August 22, 2000, by and among the Registrant, Cyber Acquisition Corp. and CyberStorage, as amended by Amendment No. 1 to Agreement and Plan of Reorganization, dated as of September 14, 2000 (together, the "Merger Agreement"). As a result of the Merger, CyberStorage became a wholly-owned subsidiary of the Registrant. Pursuant to the Merger Agreement, the outstanding capital stock and authorized warrants of CyberStorage were exchanged for an aggregate of 2,101,070 shares of common stock and warrants to purchase common stock of Registrant and the Registrant assumed obligations under outstanding options of CyberStorage for the issuance of 98,930 shares of common stock of the Registrant. The aggregate merger consideration for CyberStorage was determined through arms-length negotiations between the parties, taking into account the value of companies comparable to CyberStorage. The Merger was structured as and will be treated by the Registrant as a purchase for accounting purposes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Pursuant to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by amendment within 60 days of the date of on which the initial report on Form 8-K must be filed.

(b)  Pro Forma Financial Information.

     Pursuant to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by amendment within 60 days of the date on which the initial report on Form 8-K must be filed.

(c)  Exhibits.

2.1 Agreement and Plan of Reorganization dated as of August 22, 2000 by and among Storage Computer Corporation, Cyber Acquisition Corporation, and CyberStorage Systems Corporation.

2.2 Amendment No. 1 to Agreement and Plan of Reorganization dated as of September 14, 2000 by and among Storage Computer Corporation, Cyber Acquisition Corporation, and CyberStorage Systems Corporation.

99 Press release issued by Storage Computer Corporation on September 14, 2000.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 29, 2000                  STORAGE COMPUTER CORPORATION




                                          By: /s/ Theodore J. Goodlander
                                             ----------------------------------
                                             Name:  Theodore J. Goodlander
                                             Title: Chief Executive Officer











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                                  EXHIBIT INDEX


Exhibit No.    Exhibit
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2.1            Agreement and Plan of Reorganization dated as of August 22, 2000 by and among Storage Computer Corporation, Cyber Acquisition
               Corporation, and CyberStorage Systems Corporation (filed herewith).

2.2 Amendment No. 1 to Agreement and Plan of Reorganization dated as of September 14, 2000 by and among Storage Computer Corporation, Cyber Acquisition Corporation, and CyberStorage Systems Corporation (filed herewith).

99 Press release issued by Storage Computer on September 14, 2000 (filed herewith).









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